CONSENT AND LETTER OF TRANSMITTAL
TO DEPOSIT AND/OR CONSENT IN RESPECT OF
4% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2024
OF
CP SHIPS LIMITED
CUSIP NOS.: 22409VAE2 AND 22409VAD4
PURSUANT TO THE DESIGNATED EVENT NOTICE,
THE OFFER TO PURCHASE AND CONSENT SOLICITATION AND
THE ACCOMPANYING CIRCULAR
DATED NOVEMBER 8, 2005
          SUBJECT TO THE TERMS AND CONDITION SET FORTH IN THE DESIGNATED EVENT NOTICE, THE OFFER TO PURCHASE AND CONSENT SOLICITATION AND THE CIRCULAR, THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 14, 2005, UNLESS REQUIRED TO BE EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “OFFER EXPIRATION TIME”). TO RECEIVE THE PURCHASE PRICE (AS DEFINED BELOW), NOTEHOLDERS MUST VALIDLY DEPOSIT THEIR NOTES BEFORE THE OFFER EXPIRATION TIME. NOTES DEPOSITED IN THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 16, 2005 (THE “WITHDRAWAL TIME”).
          SUBJECT TO THE TERMS AND CONDITION SET FORTH IN THE OFFER TO PURCHASE AND CONSENT SOLICITATION AND THE CIRCULAR, THE SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 16, 2005 (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “SOLICITATION EXPIRATION TIME”). TO RECEIVE THE CONSENT FEE (AS DEFINED BELOW), NOTEHOLDERS MUST PROVIDE THE SOLICITED CONSENTS BEFORE THE SOLICITATION EXPIRATION TIME. CONSENTS MAY BE REVOKED AT ANY TIME BEFORE THE PROPOSED AMENDMENTS (AS DEFINED BELOW) BECOME EFFECTIVE. CP SHIPS’ OBLIGATION TO MAKE CONSENT PAYMENTS AND THE EFFECTIVENESS OF THE PROPOSED AMENDMENTS ARE CONDITIONED UPON THE RECEIPT OF THE REQUISITE CONSENTS (AS DEFINED BELOW).
The Depositary for the Offer and the Solicitation and the Trustee under the Existing Indenture is:
The Bank of New York

By Mail, Hand or	Facsimile Transmission:
Overnight Courier or Registered or Certified Mail: Corporate Trust Operations 101 Barclay Street, 7 East New York, N.Y. 10286 Attn: Ms. Diane Amoroso-Reorganization Unit	(For Eligible Institutions) (212) 298-1915 Confirm by Telephone: (212) 815-6331
      Delivery of this Consent and Letter of Transmittal (the “Consent and Letter of Transmittal”) to an address, or transmission of instructions via facsimile, other than as set forth above will not constitute a valid delivery.

*	Neither CP Ships nor The Bank of New York, in any of its capacities hereunder, shall be responsible for the selection or use of the CUSIP numbers, nor is any representation made as to their correctness with respect to the Notes.

      This Consent and Letter of Transmittal and the Instructions hereto should be used to deposit the 4% Convertible Senior Subordinated Notes due 2024 (the “Notes”) of CP Ships Limited (“CP Ships” or the “Corporation”). This Consent and Letter of Transmittal may also be used to consent to the proposed amendments to the indenture (the “Proposed Amendments”) governing the Notes.
IMPORTANT NOTICE
      YOU ARE NOT REQUIRED TO CONSENT TO THE PROPOSED AMENDMENTS. YOU MAY DEPOSIT YOUR NOTES UNDER THE OFFER WITHOUT COMPLETING THE CONSENT BOX BELOW. COMPLETE THE BOX BELOW ENTITLED “DESCRIPTION OF NOTES DEPOSITED AND WITH RESPECT TO WHICH CONSENT IS NOT DELIVERED” IF YOU WISH TO DEPOSIT YOUR NOTES UNDER THE OFFER WITHOUT CONSENTING TO THE PROPOSED AMENDMENTS. COMPLETE THE CONSENT BOX BELOW ONLY IF YOU WISH TO CONSENT TO THE PROPOSED AMENDMENTS.
      Noteholders may deposit their Notes without delivering Consents or deliver Consents without depositing the related Notes. Notes deposited may be withdrawn at any time prior to the Withdrawal Time, and Consents may be revoked at any time before the Proposed Amendments become effective. A Noteholder may revoke a Consent without withdrawing the related deposited Notes or withdraw Notes without revoking the related Consent, as described in the Offer to Purchase and Consent Solicitation (as defined below).
      CP SHIPS’ OBLIGATION TO PAY THE CONSENT FEE IS CONDITIONED UPON THE RECEIPT OF THE CONSENTS OF THE HOLDERS OF NOT LESS THAN A MAJORITY IN AGGREGATE PRINCIPAL AMOUNT OF THE NOTES OUTSTANDING (THE “REQUISITE CONSENTS”). HOWEVER, CP SHIPS’ OBLIGATION TO PURCHASE NOTES VALIDLY DEPOSITED (AND NOT VALIDLY WITHDRAWN) IS NOT CONDITIONED UPON THE RECEIPT OF THE REQUISITE CONSENTS. IF THE REQUISITE CONSENTS ARE NOT RECEIVED, ALL NOTEHOLDERS VALIDLY DEPOSITING (AND NOT VALIDLY WITHDRAWING) NOTES WILL RECEIVE THE PURCHASE PRICE BUT WILL NOT RECEIVE A CONSENT FEE.
      THE INSTRUCTIONS CONTAINED HEREIN AND IN THE OFFER TO PURCHASE AND CONSENT SOLICITATION SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED.
      NO RECOMMENDATION IS MADE BY THE BANK OF NEW YORK IN ANY OF ITS CAPACITIES HEREUNDER AS TO WHETHER OR NOT NOTEHOLDERS SHOULD CONSENT TO THE PROPOSED AMENDMENTS.
      By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase and Consent Solicitation (the “Offer to Purchase and Consent Solicitation”) and the accompanying Circular, dated November 8, 2005, of the Corporation and this Consent and Letter of Transmittal, which together relate to (i) the Corporation’s offer to purchase (the “Offer”) for cash any and all of the outstanding Notes, upon the terms and subject to the condition set forth in the Offer to Purchase and Consent Solicitation and the accompanying Circular, for a purchase price (the “Purchase Price”) equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest to, but excluding, December 19, 2005 (the “Purchase Date”), unless the Corporation is required by law to extend the Offer and (ii) the Corporation’s solicitation (the “Solicitation”) of consents (the “Consents”) from Noteholders to the Proposed Amendments to the indenture (the “Existing Indenture”) under which the Notes were issued and the accompanying offer by the Corporation to pay to Noteholders providing Consents cash in an amount equal to $2.50 per $1,000 principal amount outstanding of Notes as to which such Consents are validly delivered prior to the Solicitation Expiration Time and not validly revoked (the “Consent Fee”).
      NOTEHOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE PURCHASE PRICE PURSUANT TO THE OFFER MUST VALIDLY DEPOSIT THEIR NOTES TO THE DEPOSITARY PRIOR TO THE OFFER EXPIRATION TIME AND NOT VALIDLY WITHDRAW THEM.
      NOTEHOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE CONSENT FEE PURSUANT TO THE CONSENT SOLICITATION MUST COMPLETE, OR, IF APPLICABLE, COORDINATE WITH THEIR DTC PARTICIPANT TO COMPLETE THIS CONSENT AND LETTER OF TRANSMITTAL AND THE CONSENT BOX BELOW AND PROVIDE THE SOLICITED CONSENTS IN THE MANNER PROVIDED HEREIN ON OR BEFORE THE SOLICITATION EXPIRATION TIME AND NOT REVOKE THEM.
      This Consent and Letter of Transmittal is to be used by record Noteholders if certificates representing Notes are to be physically delivered to the Depositary herewith by such Noteholders or if Noteholders wish to deliver Consents to the

Proposed Amendments without depositing the related Notes under the Offer by coordinating the delivery of this Consent and Letter of Transmittal with such Noteholder’s applicable DTC participant with a medallion signature guarantee thereon. This Consent and Letter of Transmittal is also being supplied for informational purposes only to persons who hold Notes in book-entry form through the facilities of The Depository Trust Company (“DTC”). Deposits of Notes held through DTC and related Consents, if the Noteholder chooses to consent, must be made pursuant to the procedures described under “Procedures for Depositing Notes and Consenting — Notes Held Through DTC” in the Offer to Purchase and Consent Solicitation.
      In order to properly complete this Consent and Letter of Transmittal, a Noteholder must if applicable, coordinate with its applicable DTC participant, and (i) complete one or more of the three boxes below entitled: “Description of Notes Deposited and with Respect to Which Consent IS Delivered,” “Description of Notes Deposited and with Respect to Which Consent Is NOT Delivered” or “Description of Notes NOT Deposited and with Respect to Which Consent IS Delivered”; (ii) if appropriate, check and complete the boxes relating to Guaranteed Delivery, Special Issuance Instructions and Special Delivery Instructions; (iii) if a Noteholder has completed either of the boxes below entitled “Description of Notes Deposited and with Respect to Which Consent IS Delivered,” or “Description of Notes NOT Deposited and with Respect to Which Consent IS Delivered”, complete the Consent Box below; (iv) sign the Consent and Letter of Transmittal; and (v) complete Substitute Form W-9. Each Noteholder should carefully read the detailed Instructions contained herein prior to completing or coordinating with the applicable DTC participant to complete this Consent and Letter of Transmittal. Noteholders who sign the Consent and Letter of Transmittal will be deemed to have consented to the Proposed Amendments unless the contrary is indicated in the Consent and Letter of Transmittal.
      The undersigned has completed, executed and delivered this Consent and Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer and the Solicitation.
      If Noteholders desire to deposit Notes under the Offer and (i) certificates representing such Noteholder’s Notes are not lost but are not immediately available or time will not permit this Consent and Letter of Transmittal, certificates representing such Notes or other required documents to reach the Depositary prior to the Offer Expiration Time, or (ii) the procedures for book-entry transfer cannot be completed prior to the Offer Expiration Time, such Noteholders may deposit such Notes in accordance with the guaranteed delivery procedures described under “Procedure for Depositing Notes and Consenting — Guaranteed Delivery” in the Offer to Purchase and Consent Solicitation and Circular. See Instruction 1 below.
      All capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the Offer to Purchase and Consent Solicitation and the Circular.
      Contact your bank or broker for assistance with completing this form. The instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Designated Event Notice, the Offer to Purchase and Consent Solicitation and the accompanying Circular, this Consent and Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to MacKenzie Partners, Inc., the Information Agent for the Offer and the Solicitation. See Instruction 9 below.
PLEASE READ THE ENTIRE CONSENT AND LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX BELOW
      List below the Notes to which this Consent and Letter of Transmittal relates. There are three tables below. The first table relates to deposited Notes for which a Consent IS delivered. The second table relates to deposited Notes for which a Consent is NOT delivered. The third table relates to Notes NOT deposited for which a consent IS delivered. You may divide your deposited Notes between the three tables if you wish to Consent with respect to a portion of your deposited Notes. Alternatively, you may list all of your deposited Notes in one table if you choose to deliver your Consent, or withhold your Consent, as the case may be, with respect to all of your deposited Notes.
      If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal.

DESCRIPTION OF NOTES DEPOSITED AND WITH RESPECT TO WHICH
CONSENT IS DELIVERED+

AGGREGATE
		PRINCIPAL	PRINCIPAL
NAME(S) AND ADDRESS(ES) OF HOLDER(S)	CERTIFICATE	AMOUNT	AMOUNT
(PLEASE FILL IN, IF BLANK)	NUMBERS*	REPRESENTED**	DEPOSITED**

+ Completion of this table of the Letter of Transmittal, and the Consent Box below, will constitute deposit of all Notes delivered and Consent to the Proposed Amendments for all such Notes. Noteholders who complete this table but who do not complete the Consent Box below will nevertheless be deemed to have consented to the Proposed Amendments.
* Need not be completed by Noteholders depositing by book-entry transfer.
** Unless otherwise indicated in the column labeled “Principal Amount Deposited” and subject to the terms and conditions of the Offer to Purchase and Consent Solicitation, a Noteholder will be deemed to have deposited the entire aggregate principal amount represented by the Notes indicated in the column labeled “Aggregate Principal Amount Represented.” See Instruction 2.

☐	CHECK HERE IF DEPOSITED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
Name(s) of Registered Holder: Window Ticket Number (if any): Date of Execution of Notice of Guaranteed Delivery: Name of Eligible Institution which Guaranteed Delivery:

DESCRIPTION OF NOTES DEPOSITED AND WITH RESPECT TO WHICH
CONSENT IS NOT DELIVERED+

AGGREGATE
		PRINCIPAL	PRINCIPAL
NAME(S) AND ADDRESS(ES) OF HOLDER(S)	CERTIFICATE	AMOUNT	AMOUNT
(PLEASE FILL IN, IF BLANK)	NUMBERS*	REPRESENTED**	DEPOSITED**

+ Completion of this table of the Letter of Transmittal, without completion of the Consent Box below, will constitute deposit of all Notes delivered but WILL NOT constitute Consent to the Proposed Amendments.
* Need not be completed by Noteholders depositing by book-entry transfer.
** Unless otherwise indicated in the column labeled “Principal Amount Deposited” and subject to the terms and conditions of the Offer to Purchase and Consent Solicitation, a Noteholder will be deemed to have deposited the entire aggregate principal amount represented by the Notes indicated in the column labeled “Aggregate Principal Amount Represented.” See Instruction 2.

☐	CHECK HERE IF DEPOSITED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
Name(s) of Registered Holder: Window Ticket Number (if any): Date of Execution of Notice of Guaranteed Delivery: Name of Eligible Institution which Guaranteed Delivery:

DESCRIPTION OF NOTES NOT DEPOSITED AND WITH RESPECT TO WHICH
CONSENT IS DELIVERED+

			AGGREGATE	AGGREGATE PRINCIPAL
			PRINCIPAL	AMOUNT FOR WHICH
NAME(S) AND ADDRESS(ES) OF HOLDER(S)	CERTIFICATE		AMOUNT	CONSENTS ARE
(PLEASE FILL IN, IF BLANK)	NUMBERS*	AMOUNT	REPRESENTED**	DELIVERED

+ Completion of this table of the Letter of Transmittal will be deemed to constitute Consent to the Proposed Amendments whether the Noteholder completes the Consent Box or not.
** Unless otherwise indicated on the column labeled “Principal Amount for Which Consents are Delivered” and subject to the terms and conditions of the Offer to Purchase and Consent Solicitation, a Noteholder will be deemed to have consented with respect to the entire aggregate principal amount represented by the Notes indicated in the column labeled “Aggregate Principal Amount Represented.” See Instruction 2.

Name(s) of DTC participant in whose name Notes are held: Participant Number:
      All signatures on this Consent and Letter of Transmittal must be medallion guaranteed by a Canadian Schedule I chartered bank, a major trust company in Canada, a member of a recognized stock exchange in Canada or a U.S. financial institution (including most U.S. banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program where a Noteholder consents to the Solicitation but does not deliver Notes under the Offer.

LADIES AND GENTLEMEN:
      Upon the terms and subject to the condition of the Offer, the undersigned hereby deposits to the Corporation the principal amount of Notes indicated above.
      Subject to and effective upon the acceptance for payment of Notes deposited hereby, by executing and delivering a Consent and Letter of Transmittal a depositing Noteholder (i) irrevocably sells, assigns and transfers to the Corporation, all right, title and interest in and to all the Notes deposited thereby, (ii) waives any and all rights with respect to the Notes (including, without limitation, any existing or past defaults and their consequences in respect of the Notes and the Existing Indenture), (iii) releases and discharges the Corporation from any and all claims such Noteholder may have now, or may have in the future arising out of, or related to, the Notes including, without limitation, any claims that such Noteholder is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any repurchase, redemption or defeasance of the Notes and (iv) irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of such Noteholder with respect to any such deposited Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Notes, or transfer ownership of such Notes, on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Corporation, (b) present such Notes for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Notes (except that the Depositary will have no rights to, or control over, funds from the Corporation, except as agent for Noteholders, for the purchase price for any deposited Notes that are purchased by the Corporation), all in accordance with the terms of the Offer.
      The undersigned agrees and acknowledges that, by the execution and delivery hereof and specifically by signing in the box below entitled “Consent Box,” the undersigned consents to the Proposed Amendments with respect to the principal amount of Notes, if any, indicated in the tables above entitled “Description of Notes Deposited and with Respect to which Consent IS Delivered” or “Description of Notes NOT Deposited and with Respect to which Consent IS Delivered” under the column headings “Principal Amount Deposited” or “Principal Amount for which Consents are Delivered.” The undersigned understands that the execution and delivery hereof will be deemed to be consent to the Proposed Amendments, even if the Consent Box is not signed, unless the contrary is indicated herein. The undersigned understands that the Consent provided hereby shall remain in full force and effect and may only be revoked under the circumstances described herein and in the Offer to Purchase and Consent Solicitation and the Circular. The undersigned understands that the Proposed Amendments to the Existing Indenture effected by the Supplemental Indenture (as defined below) will not become operative unless and until the Corporation receives the Requisite Consents. Upon receipt of the Requisite Consents, the Corporation intends to enter into, and will use its reasonable best efforts to cause the Trustee to enter into, a supplemental indenture giving effect to the Proposed Amendments (the “Supplemental Indenture”). The undersigned authorizes the Depositary to deliver certification to the Corporation and the Trustee under the Existing Indenture that the Consent to the Proposed Amendments duly executed by the record Noteholder of the corresponding Notes (or the agent thereof duly appointed by written proxy delivered to the Depositary) has been received and authorizes the Corporation and the Trustee under the Existing Indenture to rely on such certification.
      The undersigned understands that deposits of Notes may be withdrawn by written notice of withdrawal received by the Depositary at any time prior to the Withdrawal Time and that Consents may be revoked by written notice of revocation received by the Depositary at any time prior to the Proposed Amendments becoming effective. A Noteholder may revoke a Consent without withdrawing the related deposited Notes or withdraw Notes without revoking the related Consent. See Instruction 1.
      The undersigned hereby represents and warrants that the undersigned (i) owns the Notes deposited and is entitled to deposit such Notes and (ii) has full power and authority to deposit, sell, assign and transfer the Notes deposited hereby and, if applicable, deliver Consent to the Proposed Amendments and that when such Notes are purchased by the Corporation, the Corporation will acquire good title thereto, free and clear of all liens, charges, encumbrances, security interests, claims, restrictions and equities whatsoever, together with all rights and benefits arising therefrom. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Corporation to be necessary or desirable to complete the sale, assignment and transfer of the Notes deposited hereby or to perfect the undersigned’s Consent to the Proposed Amendments.
      For the purposes of the Offer, the undersigned understands that the Corporation will be deemed to have accepted for purchase validly deposited Notes (or defectively deposited Notes with respect to which the Corporation has waived such defect) only if, as and when the Corporation gives oral or written notice thereof to the Depositary. Payment for Notes purchased pursuant to the Offer and payment of Consent Fees, if any, will be made by deposit of the purchase price for such Notes and Consent Fees, if any, with the Depositary, which will act as agent for depositing Noteholders for the purpose of receiving payments from the Corporation and transmitting such payments to such Noteholders.
      All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.
      The undersigned understands that valid deposit of Notes pursuant to any one of the procedures described under “Procedure for Depositing Notes and Consenting” in the Offer to Purchase and Consent Solicitation and in the instructions hereto will constitute a binding agreement between the undersigned and the Corporation upon the terms and subject to the condition of the Offer, including the undersigned’s waiver of any existing defaults and their consequences in respect of the Notes and the Existing Indenture (including, without limitation, a default in the payment of interest).
      The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Consent and Letter of Transmittal, or a facsimile hereof (with the original to follow within one business day), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Corporation (except in the case where an “agent’s message” is utilized in lieu hereof). All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any deposit of Notes pursuant to the procedures described in the Offer to Purchase and Consent Solicitation and the Circular and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by the Corporation, in its sole direction, which determination shall be final and binding on all parties.
      Unless otherwise indicated herein under “Special Issuance Instructions,” the undersigned hereby requests that any Notes representing principal amounts not deposited be issued in the name(s) of the undersigned, and checks, or a wire transfer with respect to Notes held in book-entry form, constituting payments for Notes purchased in connection with the Offer and Consent Fees, if any, be issued or be transmitted to the order of the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Notes representing principal amounts not deposited and checks constituting payments for Notes to be purchased in connection with the Offer and Consent Fees, if any, be delivered to the undersigned at the address(es) shown herein. In the event that the “Special Issuance Instructions” box or the “Special Delivery Instructions” box, or both, are completed, the undersigned hereby requests that any Notes representing principal amounts not deposited be issued in the name(s) of, certificates for such Notes be delivered to, and checks, or wire transfers, if applicable, constituting payments for Notes purchased in connection with the Offer and Consent Fees, if any, be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 2 through 6)
      To be completed ONLY if any checks and/or any certificates for Notes in a principal amount not deposited are to be issued in the name of and sent to someone other than the person(s) whose name(s) appear(s) in either the “Description of Notes Deposited and with Respect to Which Consent IS Delivered” or “Description of Notes Deposited and with Respect to Which Consent is NOT Delivered” box above.
Issue:     ☐ Notes     ☐ Checks
(Complete as applicable)
Name

(Please Print)
Address

(Include Zip Code)

(Taxpayer Identification or Social Security No.)
(See Substitute Form W-9 Herein)
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 2 through 6)
      To be completed ONLY if any checks and/or any certificates for Notes in a principal amount not deposited are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in either the “Description of Notes Deposited and with Respect to Which Consent IS Delivered” or “Description of Notes Deposited and with Respect to Which Consent is NOT Delivered” box above.
Deliver:     ☐ Notes     ☐ Checks
(Complete as applicable)
Name

(Please Print)
Address

(Include Zip Code)

(Taxpayer Identification or Social Security No.)
(See Substitute Form W-9 Herein)
SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 2 through 6)
      To be completed ONLY if Consent Fee checks are to be sent to someone other than the person(s) whose signature(s) appear(s) within this Consent and Letter of Transmittal or to an address different from that shown in the box entitled “Description of Notes Deposited and with Respect to Which Consent IS Delivered.”
Name

(Please Print)
Address

(Please Print)

(Zip Code)

(Taxpayer Identification or Social Security No.)
(See Substitute Form W-9 Herein)

NOTEHOLDERS WHO WISH TO ACCEPT THE OFFER AND DEPOSIT THEIR NOTES
MUST COMPLETE THIS CONSENT AND LETTER OF TRANSMITTAL IN ITS ENTIRETY.
NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
      This Consent and Letter of Transmittal must be signed by the holder(s) of Notes exactly as their name(s) appear(s) on certificate(s) for Notes or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Consent and Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Corporation of such person’s authority to so act. See Instruction 3 below.
PLEASE SIGN HERE
(TO BE COMPLETED BY ALL DEPOSITING NOTEHOLDERS WHOSE NOTES ARE
BEING PHYSICALLY DELIVERED PURSUANT TO THE OFFER HEREWITH AND ALL
NOTEHOLDERS DELIVERING CONSENTS PURSUANT TO THE SOLICITATION BUT
NOT DEPOSITING THE RELATED NOTES)
      The execution and delivery of this Consent and Letter of Transmittal will be deemed to be consent to the Proposed Amendments with respect to the principal amount of Notes, if any, indicated in the tables above entitled “Description of Notes Deposited and with Respect to which Consent IS Delivered” or “Description of Notes NOT Deposited and with respect to which Consent IS Delivered” under the column headings “Principal Amount Deposited” or “Principal Amount for which Consents are Delivered”, even if the Consent Box is not signed, unless the contrary is indicated herein.
      If the signature appearing below is not of the holder(s) of the Notes, then the holder(s) must sign a valid power of attorney.
X

X

Signature(s) of Holder(s) or Authorized Signatory
Date:

Name(s):

(Please Print)
Capacity:

Address:

(Including Zip Code)
Area Code and Telephone Number:

MEDALLION SIGNATURE GUARANTEE
(See Instruction 3 Below)
      Certain Signatures Must Be Medallion Guaranteed by an Eligible Institution.

(Name of Eligible Institution Guaranteeing Signatures)

(Address (Including Zip Code) and Telephone Number (Including Area Code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)
Date: ______________________________ , 2005

Name of DTC participant in whose name Notes are held

DTC participant Number
     IF YOU WISH TO CONSENT TO THE PROPOSED AMENDMENTS, PLEASE COMPLETE AND SIGN THE FOLLOWING CONSENT BOX IN ADDITION TO THIS PAGE.

CONSENT BOX
      IF THIS CONSENT AND LETTER OF TRANSMITTAL IS SIGNED BY A NOTEHOLDER WHO IS NOT EITHER (X) THE REGISTERED HOLDER OR (Y) THE AGENT THEREOF DULY APPOINTED BY WRITTEN PROXY DELIVERED TO THE DEPOSITARY, THEN THE REGISTERED HOLDER MUST SIGN THE FOLLOWING CONSENT (OR A SEPARATE DOCUMENT SUBSTANTIALLY IN THE FORM OF THE FOLLOWING CONSENT), WHICH DOCUMENT MUST BE DELIVERED TO THE DEPOSITARY AT OR PRIOR TO THE SOLICITATION EXPIRATION DATE, WITH SIGNATURES MEDALLION GUARANTEED BY AN ELIGIBLE INSTITUTION, IN ORDER FOR SUCH HOLDER TO RECEIVE THE CONSENT FEE WITH RESPECT TO SUCH NOTES.
      Pursuant to the Offer and Solicitation, the undersigned holder(s) of the principal amount of Notes, if any, indicated in the tables above entitled “Description of Notes Deposited and with Respect to which Consent IS Delivered” or “Description of Notes NOT Deposited and with respect to which Consent IS Delivered” under the column headings “Principal Amount Deposited” or “Principal Amount for which Consents are Delivered,” with respect to which Consent(s) to the Proposed Amendments are being delivered pursuant to this Consent and Letter of Transmittal, hereby Consent(s) to the Proposed Amendments.

Signature(s) of Holder(s)
     Must be signed by holder(s) exactly as name(s) appear(s) on the applicable notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 3 herein.
Name(s):

(Please Print)
Capacity (Full Title):

Address:

(Include Zip Code)
Area Code and Telephone Number:

MEDALLION SIGNATURE GUARANTEE
(See Instruction 3 Below)

(Name of Eligible Institution Guaranteeing Signature(s))

(Address (Including Zip Code) and Telephone Number
(including Area Code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)
Date: ______________________________ , 2005

Name of DTC participant in whose name Notes are held

DTC participant Number

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF
THE OFFER AND SOLICITATION
      1. Procedures for Depositing Notes and Delivering Consents; Guaranteed Delivery Procedures; Withdrawal of Deposits; Revocation of Consents. This Consent and Letter of Transmittal is to be completed by holders if Notes are to be forwarded herewith. To Deposit the Notes under the Offer, certificates representing such Notes, together with a properly completed and duly executed copy (or facsimile, with an original to follow within one business day) of this Consent and Letter of Transmittal, and any other documents required by this Consent and Letter of Transmittal must be received by the Depositary at one of its addresses set forth herein prior to the Offer Expiration Time. To deliver a Consent, a properly completed and duly executed copy (or facsimile) of this Consent and Letter of Transmittal, and any other documents required by this Consent and Letter of Transmittal must be received by the Depositary at one of its addresses set forth herein prior to the Solicitation Expiration Time. The method of delivery of this Consent and Letter of Transmittal, certificates for Notes and all other required documents to the Depositary is at the election and risk of Noteholders. If such delivery is to be made by mail, it is suggested that Noteholders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Offer Expiration Time or Solicitation Expiration Time, as applicable, to permit delivery to the Depositary prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. THIS CONSENT AND LETTER OF TRANSMITTAL AND NOTES SHOULD BE SENT ONLY TO THE DEPOSITARY, NOT TO THE CORPORATION OR THE INFORMATION AGENT.
      This Consent and Letter of Transmittal is also being supplied for informational purposes only to persons who hold Notes in book-entry form through the facilities of DTC. Deposits of Notes held through DTC must be made pursuant to the procedures described under “Procedures for Depositing Notes and Consenting — Notes Held through DTC” in the Offer to Purchase and Consent Solicitation. Noteholders who hold Notes in book-entry form through the facilities of DTC who choose to deliver Consents but not to deposit Notes under the Offer must follow the procedures set forth in the above paragraph.
      Except as provided herein for the book-entry or guaranteed delivery procedures, unless the Notes are deposited with the Depositary prior to the Offer Expiration Time (accompanied by the appropriate, properly completed and duly executed Consent and Letter of Transmittal and any required signature guarantees and other documents required by this Consent and Letter of Transmittal), the Corporation may, in its sole discretion, reject such deposit. Payment for Notes will be made only for validly deposited Notes.
      By executing this Consent and Letter of Transmittal (or a facsimile thereof), a depositing Noteholder waives any right to receive any notice of the acceptance for payment of deposited Notes.
      For a full description of the procedures for depositing Notes, see “Procedure for Depositing Notes and Consenting — Proper Deposit of Notes and Consents” in the Offer to Purchase and Consent Solicitation.
      If a Noteholder desires to deposit Notes pursuant to the Offer and (i) certificates representing such holder’s Notes are not lost but are not immediately available or time will not permit this Consent and Letter of Transmittal, certificates representing Notes or other required documents to reach the Depositary on or prior to the Offer Expiration Time or (ii) the procedures for book-entry transfer cannot be completed on or prior to the Offer Expiration Time, such Noteholder may effect a deposit of such Notes in accordance with the guaranteed delivery procedures described under “Procedure for Depositing Notes and Consenting — Guaranteed Delivery” in the Offer to Purchase and Consent Solicitation.
      Notes deposited may be withdrawn at any time prior to the Withdrawal Time and Consents may be revoked at any time prior to the Proposed Amendments becoming effective. A valid revocation of a Consent (without a concurrent valid withdrawal of the related Notes) will not render the deposit of the Notes with respect to which such Consent relates defective and a valid withdrawal of Notes (without a concurrent valid revocation of the related Consent) will not render the corresponding Consent defective. Deposits of Notes and deliveries of Consents, if any, may be withdrawn pursuant to the procedures described under “Withdrawal of Deposit and Revocation of Consents” in the Offer to Purchase and Consent Solicitation.
      2. Partial Deposits. Deposits of Notes pursuant to the Offer and deliveries of Consents pursuant to the Solicitation will be accepted only in principal amounts equal to $1,000 or integral multiples thereof (provided that no single Note may be purchased in part unless the principal amount of such Note to be outstanding after such purchase is equal to $1,000 or an integral multiple of $1,000). If less than the entire principal amount of any Notes evidenced by a submitted certificate is deposited, the depositing Noteholder must fill in the principal amount deposited in the last column of the box entitled “Description of Notes Deposited and With Respect to Which Consent IS Delivered” or “Description of Notes Deposited and with Respect to Which Consent is NOT Delivered” herein, as applicable. The entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been deposited unless otherwise indicated. If the entire principal amount of all Notes is not deposited, certificates for the principal amount of Notes not deposited will be sent to the Noteholder unless otherwise provided in the appropriate box on this Consent and Letter of Transmittal (see Instruction 4), promptly after the Notes are purchased.
      3. Signatures on this Consent and Letter of Transmittal, Bond Powers and Endorsement; Guarantee of Signatures. If this Consent and Letter of Transmittal is signed by the registered holder(s) of the Notes deposited hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.
      IF THIS CONSENT AND LETTER OF TRANSMITTAL IS EXECUTED BY A NOTEHOLDER WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID POWER OF ATTORNEY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.
      If any of the Notes deposited hereby are owned of record by two or more joint owners, all such owners must sign this Consent and Letter of Transmittal. If any deposited Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Consent and Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.
      If this Consent and Letter of Transmittal is signed by the Noteholder, and the certificates for any principal amount of Notes not purchased are to be issued (or if a principal amount of Notes that is not purchased is to be reissued or returned) to the Noteholder, and checks constituting payments for Notes to be purchased in connection with the Offer are to be issued to the order of the Noteholder, then the Noteholder need not endorse any certificates for deposited Notes nor provide a separate bond power. In any other case (including if this Consent and Letter of Transmittal is not signed by the Noteholder), the Noteholder must either properly endorse the certificates for Notes deposited or transmit a separate properly completed bond power with this Consent and Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Noteholder(s) appear(s) on such Notes), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.
      If this Consent and Letter of Transmittal or any certificates representing Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Corporation of their authority so to act must be submitted with this Consent and Letter of Transmittal.
      Endorsements on certificates for Notes and signatures on bond powers provided in accordance with this Instruction 3 by registered Noteholders not executing this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution.
      No signature guarantee is required if (i) this Consent and Letter of Transmittal is signed by the registered holder (which term includes any DTC participant whose name appears on a security position listing as the owner of the Notes) of the Notes deposited therewith and payment of the Purchase Price is to be made, or if any Notes for principal amounts not deposited or purchased are to be issued, directly to such Noteholder (or, if deposited by a DTC participant, any Notes for principal amounts not deposited or purchased are to be credited to such DTC participant’s account) and neither the “Special Issuance Instructions” box nor the “Special Delivery Instructions” box on this Consent and Letter of Transmittal has been completed or (ii) such Notes are deposited and Consents are delivered for the account of any institution that is an Eligible Institution (as defined below). All signatures on Consents and Letters of Transmittal and endorsements on certificates, signatures on bond powers and consent proxies (if any) accompanying Notes must be guaranteed by a Canadian Schedule 1 chartered bank, a major trust company in Canada, a member of a recognized stock exchange in Canada or a U.S. financial institution (including most U.S. banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each of the foregoing being referred to as an “Eligible Institution”) where a Noteholder consents to the Solicitation but does not deliver Notes under the Offer. If the Notes are registered in the name of a person other than the signer of this Consent and Letter of Transmittal or if Notes not deposited or purchased are to be returned to a person other than the registered Noteholder, then the signatures on the Consents and Letters of Transmittal accompanying the deposited Notes must be guaranteed as described above.
      4. Special Issuance and Special Delivery Instructions. Depositing Noteholders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not deposited or not accepted for purchase or checks constituting payments for Notes to be purchased in connection with the Offer or Consent Fees, if any, are to be issued or sent, if different from the name and address of the Noteholder signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not deposited or purchased will be returned to the Noteholder deposited.
      5. Taxpayer Identification Number and Substitute Form W-9. Each depositing Noteholder is required to provide the Depositary with the Noteholder’s correct taxpayer identification number (“TIN”), generally the Noteholder’s social security or federal employer identification number, on Substitute Form W-9, which is provided under “Important Tax Information” below, or, alternatively, to establish another basis for exemption from backup withholding. A Noteholder must cross out item (2) in the Certification box on Substitute Form W-9 if such Noteholder is subject to backup withholding. Failure to provide the information on the form may subject the depositing Noteholder to 28% federal income tax backup withholding on the payments made to the Noteholder or other payee with respect to Notes purchased pursuant to the Offer. The box in Part 3 of the form should be checked if the depositing Noteholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, thereafter the Depositary will withhold 28% from all such payments with respect to the Notes to be purchased until a TIN is provided to the Depositary.
      6. Transfer Taxes. CP Ships will pay all transfer taxes, if any, applicable to the purchase of the Notes pursuant to the Offer. If, however, Notes for principal amounts not purchased are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Noteholder, or if deposited Notes are to be registered in the name of any person other than the person signing this Consent and Letter of Transmittal, or if a transfer tax is imposed for any reason other than the purchase of Notes pursuant to the Offer, then the amount of any such transfer tax (whether imposed on the registered Noteholder or any other person) will be payable by the depositing Noteholder. If satisfactory evidence of payment of such tax or exemption therefrom is not submitted, then the amount of such transfer tax will be deducted from the Purchase Price otherwise payable to such depositing Holder.
      Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Consent and Letter of Transmittal.
      7. Irregularities. All questions as to the validity, form, eligibility (including the time of receipt) and purchase of Notes pursuant to the procedures described in the Offer to Purchase and Consent Solicitation and the Circular and the form and validity (including the time of receipt of notices of withdrawal) of all documents will be determined by the Corporation, in its sole discretion, which determination shall be final and binding on all parties. Subject to the terms of the Existing Indenture, the Corporation reserves the absolute right to reject any or all deposits determined by it not to be in proper form and also reserves the absolute right to waive any defect or irregularity in the deposit of any particular Notes. The Corporation’s interpretations of the terms and condition of the Offer (including without limitation the Instructions in this Consent and Letter of Transmittal) shall be final and binding. No alternative, conditional or contingent deposits will be accepted. Unless waived, any irregularities in connection with deposits must be cured within such time as the Corporation shall determine. None of the Corporation, the Depositary or any other person will be under any duty to give notification of any defects or irregularities in such deposits or will incur any liability to Noteholders for failure to give such notification. Deposits of such Notes shall not be deemed to have been made until such irregularities have been cured or waived. Any Notes received by the Depositary that are not properly deposited and as to which the irregularities have not been cured or waived will be returned by the Depositary to the depositing Noteholders, unless such Noteholders have otherwise provided herein, as promptly as practical following the Offer Expiration Time.
      8. Mutilated, Lost, Stolen or Destroyed Certificates for Notes. If a record Noteholder desires to deposit Notes pursuant to the Offer, but the certificates evidencing such Notes have been mutilated, lost, stolen or destroyed, such Noteholder should write to or telephone the Depositary at its address and telephone number set forth on the front of this Consent and Letter of Transmittal about procedures for obtaining replacement certificates for such Notes, arranging for indemnification or any other matter that requires handling by the Depositary.
      9. Requests for Assistance or Additional Copies. Questions relating to the procedure for depositing Notes and requests for assistance or additional copies of the Offer to Purchase and Consent Solicitation and the Circular and this Consent and Letter of Transmittal may be directed to, and additional information about the Offer may be obtained from the Information Agent, whose address and telephone number appears herein.
      10. Completed Consent and Letter of Transmittal. A Noteholder should deliver to the Depositary only those pages of this Consent and Letter of Transmittal that have been filled out and completed, and such Noteholder should not return this entire Consent and Letter of Transmittal to the Depositary.

IMPORTANT TAX INFORMATION
      Under federal income tax laws, a Noteholder whose deposited Notes are purchased by the Corporation is required by law to provide the Depositary (as payer) with such Noteholder’s correct TIN on Substitute Form W-9 included herein or otherwise establish a basis for exemption from backup withholding. If such Noteholder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, a penalty may be imposed by the Internal Revenue Service, and payments made with respect to Notes purchased pursuant to the Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.
      Certain Noteholders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Noteholders should furnish their TIN, write “Exempt” on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. A foreign person, including a foreign entity, may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Noteholder’s foreign status. A Form W-8 is included herein.
      If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the Noteholder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.
PURPOSE OF SUBSTITUTE FORM W-9
      To prevent backup withholding on payments made with respect to Notes purchased pursuant to the Offer, the Noteholder is required to provide the Depositary with either: (i) the Noteholder’s correct TIN by completing the form included herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Noteholder is awaiting a TIN) and that (A) the Noteholder has not been notified by the Internal Revenue Service that the Noteholder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Noteholder that the Noteholder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.
NUMBER TO GIVE THE DEPOSITARY
      The Noteholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered Noteholder. If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

PAYER’S NAME: BANK OF NEW YORK, AS DEPOSITARY

SUBSTITUTE FORM W-9	PART 1: PLEASE PROVIDE YOUR TIN IN THE BOX TO THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification No.

PAYER’S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)	PART 2: For Payees NOT subject to backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.	PART 3: Awaiting TIN ☐

CERTIFICATION. Under penalties of perjury, I certify that (1) the number above on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding. Certification Instructions. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9)
	SIGNATURE	DATE
NAME
(Please Print)

ADDRESS

(Include Zip Code)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.
________________________________________________________________________________
Signature
________________________________________________________________________________
Date
________________________________________________________________________________
Name (Please Print)

W-8BEN Certificate of Foreign Status of Beneficial Owner Form (Rev. December 2000) for United States Tax Withholding OMB No. 1545-1621 Department of the Treasury Section references are to the Internal Revenue Code. See separate instructions. Internal Revenue Service Give this form to the withholding agent or payer. Do not send to the IRS.
Do not use this form for: Instead, use Form:
A U.S. citizen or other U.S. person, including a resident alien individual W-9
A person claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United States W-8ECI
A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions) W-8ECI or W-8IMY
A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) (see instructions) W-8ECI or W-8EXP
Note: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.
A person acting as an intermediary W-8IMY
Note: See instructions for additional exceptions.
Part I Identification of Beneficial Owner (See instructions.) 1 Name of individual or organization that is the beneficial owner 2 Country of incorporation or organization 3 Type of beneficial owner: Individual Corporation Disregarded entity Partnership Simple trust Grantor trust Complex trust Estate Government International organization Central bank of issue Tax-exempt organization Private foundation 4 Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address. City or town, state or province. Include postal code where appropriate. Country (do not abbreviate) 5 Mailing address (if different from above) City or town, state or province. Include postal code where appropriate. Country (do not abbreviate) 6 U.S. taxpayer identification number, if required (see instructions) 7 Foreign tax identifying number, if any (optional) SSN or ITIN EIN 8 Reference number(s) (see instructions) Part II Claim of Tax Treaty Benefits (if applicable) 9 I certify that (check all that apply): a The beneficial owner is a resident of within the meaning of the income tax treaty between the United States and that country. b If required, the U.S. taxpayer identification number is stated on line 6 (see instructions). c The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions). d The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions). e The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000. 10 Special rates and conditions (if applicable—see instructions): The beneficial owner is claiming the provisions of Article of the treaty identified on line 9a above to claim a % rate of withholding on (specify type of income): . Explain the reasons the beneficial owner meets the terms of the treaty article: Part III Notional Principal Contracts 11 I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required. Part IV Certification Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that: I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates, The beneficial owner is not a U.S. person, The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, and For broker transactions or barter exchanges, the bene ficial owner is an exempt foreign person as defined in the instructions. Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.
Sign Here
Signature of Date (MM-DD-YYYY) Capacity in which acting beneficial owner (or individual authorized to sign for beneficial owner)
For Paperwork Reduction Act Notice, see separate instructions. Cat. No. 25047Z Form W-8BEN (Rev. 12-2000)

Form **W-8EXP**
(Rev. December 2000)
Department of the Treasury
Internal Revenue Service

Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding

(For use by foreign governments, international organizations, foreign central banks of issue, foreign tax-exempt organizations, foreign private foundations, and governments of U.S. possessions.)

► Section references are to the Internal Revenue Code. ► See separate instructions.
► Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Do not use this form for:	**Instead, use Form:**
• Any foreign government or other foreign organization that is not claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b)	W-8BEN or W-8ECI
• A beneficial owner solely claiming foreign status or treaty benefits	W-8BEN
• A foreign partnership or a foreign trust	W-8BEN or W-8IMY
• A person claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United States	W-8ECI
• A person acting as an intermediary	W-8IMY

Part I Identification of Beneficial Owner (See instructions.)

1 Name of organization

2 Country of incorporation or organization

3 Type of entity
☐ Foreign government
☐ Government of a U.S. possession
☐ International organization
☐ Foreign central bank of issue (not wholly owned by the foreign sovereign)
☐ Foreign tax-exempt organization
☐ Foreign private foundation

4 Permanent address (street, apt. or suite no., or rural route). **Do not use a P.O. box.**

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

5 Mailing address (if different from above)

City or town, state or province. Include postal or ZIP code where appropriate.

Country (do not abbreviate)

6 U.S. taxpayer identification number, if required (see instructions)

7 Foreign tax identifying number, if any (optional)

8 Reference number(s) (see instructions)

Part II Qualification Statement

9 For a foreign government:

a ☐ I certify that the entity identified in Part I is a foreign government within the meaning of section 892 and the payments are within the scope of the exemption granted by section 892.

Check box 9b or box 9c, whichever applies:

b ☐ The entity identified in Part I is an integral part of the government of ....

c ☐ The entity identified in Part I is a controlled entity of the government of ....

10 For an international organization:

☐ I certify that:

- The entity identified in Part I is an international organization within the meaning of section 7701(a)(18) **and**
- The payments are within the scope of the exemption granted by section 892.

11 For a foreign central bank of issue (not wholly owned by the foreign sovereign):

☐ I certify that:

- The entity identified in Part I is a foreign central bank of issue,
- The entity identified in Part I does not hold obligations or bank deposits to which this form relates for use in connection with the conduct of a commercial banking function or other commercial activity, **and**
- The payments are within the scope of the exemption granted by section 895.

(Part II and required certification continued on page 2)

For Paperwork Reduction Act Notice, see separate instructions. Cat. No. 25401F Form **W-8EXP** (Rev. 12-2000)

Form W-8EXP (Rev. 12-2000) Page 2 Part II Qualification Statement (continued) 12 For a foreign tax-exempt organization, including foreign private foundations:
If any of the income to which this certification relates constitutes income includible under section 512 in computing the entity’s unrelated business taxable income, attach a statement identifying the amounts.
Check either box 12a or box 12b:
a I certify that the entity identified in Part I has been issued a determination letter by the IRS dated that is currently in effect and that concludes that it is an exempt organization described in section 501(c). b I have attached to this form an opinion from U.S. counsel concluding that the entity identified in Part I is described in section 501(c).
For section 501(c)(3) organizations only, check either box 12c or box 12d: c If the determination letter or opinion of counsel concludes that the entity identified in Part I is described in section 501(c)(3), I certify that the organization is not a private foundation described in section 509. I have attached an affidavit of the organization setting forth sufficient facts for the IRS to determine that the organization is not a private foundation because it meets one of the exceptions described in section 509(a)(1), (2), (3), or (4). d If the determination letter or opinion of counsel concludes that the entity identified in Part I is described in section
501(c)(3), I certify that the organization is a private foundation described in section 509.
13 For a government of a U.S. possession:
I certify that the entity identified in Part I is a government of a possession of the United States, or is a political subdivision thereof, and is claiming the exemption granted by section 115(2).
Part III Certification Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:
The organization for which I am signing is the beneficial owner of the income to which this form relates,
The beneficial owner is not a U.S. person, For a beneficial owner that is a controlled entity of a foreign sovereign (other than a central bank of issue wholly owned by a foreign sovereign), the beneficial owner is not engaged in commercial activities within or outside the United States, and For a beneficial owner that is a central bank of issue wholly owned by a foreign sovereign, the beneficial owner is not engaged in commercial activities within the United States. Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.
Sign
Here
Signature of authorized official Date (MM-DD-YYYY) Capacity in which acting

Form **W-8IMY**
(Rev. December 2003)
Department of the Treasury
Internal Revenue Service

Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding

► Section references are to the Internal Revenue Code. ► See separate instructions.
► Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Do not use this form for: **Instead, use Form:**

- A beneficial owner solely claiming foreign status or treaty benefits W-8BEN
- A hybrid entity claiming treaty benefits on its own behalf W-8BEN
- A person claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United States W-8ECI
- A disregarded entity. Instead, the single foreign owner should use . . . . W-8BEN or W-8ECI
- A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) W-8EXP

Part I Identification of Entity

1 Name of individual or organization that is acting as intermediary

2 Country of incorporation or organization

3 Type of entity—check the appropriate box:

- ☐ Qualified intermediary. Complete Part II.
- ☐ Nonqualified intermediary. Complete Part III.
- ☐ U.S. branch. Complete Part IV.
- ☐ Withholding foreign partnership. Complete Part V.
- ☐ Withholding foreign trust. Complete Part V.
- ☐ Nonwithholding foreign partnership. Complete Part VI.
- ☐ Nonwithholding foreign simple trust. Complete Part VI.
- ☐ Nonwithholding foreign grantor trust. Complete Part VI.

4 Permanent residence address (street, apt. or suite no., or rural route). **Do not use P.O. box.**

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

5 Mailing address (if different from above)

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

6 U.S. taxpayer identification number (if required, see instructions) ►
☐ SSN or ITIN ☐ EIN ☐ QI-EIN

7 Foreign tax identifying number, if any (optional)

8 Reference number(s) (see instructions)

Part II Qualified Intermediary

9a ☐ (All qualified intermediaries check here) I certify that the entity identified in Part I:

- Is a qualified intermediary and is not acting for its own account with respect to the account(s) identified on line 8 or in a withholding statement associated with this form **and**
- Has provided or will provide a withholding statement, as required.

b ☐ (If applicable) I certify that the entity identified in Part I has assumed primary withholding responsibility under Chapter 3 of the Code with respect to the account(s) identified on this line 9b or in a withholding statement associated with this form ► ....

c ☐ (If applicable) I certify that the entity identified in Part I has assumed primary Form 1099 reporting and backup withholding responsibility as authorized in its withholding agreement with the IRS with respect to the account(s) identified on this line 9c or in a withholding statement associated with this form ►..............

Part III Nonqualified Intermediary

10a ☐ (All nonqualified intermediaries check here) I certify that the entity identified in Part I is not a qualified intermediary and is not acting for its own account.

b ☐ (If applicable) I certify that the entity identified in Part I is using this form to transmit withholding certificates and/or other documentary evidence and has provided or will provide a withholding statement, as required.

For Paperwork Reduction Act Notice, see separate instructions. Cat. No. 25402Q Form **W-8IMY** (Rev. 12-2003)

Form W-8IMY (Rev. 12-2003) Page 2
Part IV Certain United States Branches Note: You may use this Part if the entity identified in Part I is a U.S. branch of a foreign bank or insurance company and is subject to certain regulatory requirements (see instructions). 11 I certify that the entity identified in Part I is a U.S. branch and that the payments are not effectively connected with the conduct of a trade or business in the United States. Check box 12 or box 13, whichever applies: 12 I certify that the entity identified in Part I is using this form as evidence of its agreement with the withholding agent to be treated as a U.S. person with respect to any payments associated with this certificate.
13 I certify that the entity identified in Part I: Is using this form to transmit withholding certificates or other documentary evidence for the persons for whom the branch receives a payment and
Has provided or will provide a withholding statement, as required.
Part V Withholding Foreign Partnership or Withholding Foreign Trust
14 I certify that the entity identified in Part I:
Is a withholding foreign partnership or a withhholding foreign trust and
Has provided or will provide a withholding statement, as required.
Part VI Nonwithholding Foreign Partnership, Simple Trust, or Grantor Trust
15 I certify that the entity identified in Part I: Is a nonwithholding foreign partnership, a nonwithholding foreign simple trust, or a nonwithholding foreign grantor trust and that the payments to which this certificate relates are not effectively connected, or are not treated as effectively connected, with the conduct of a trade or business in the United States and Is using this form to transmit withholding certificates and/or other documentary evidence and has provided or will provide a withholding statement, as required.
Part VII Certification Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income for which I am providing this form or any withholding agent that can disburse or make payments of the income for which I am providing this form.
Sign Here
Signature of authorized official Date (MM-DD-YYYY)

     Facsimile copies of this Consent and Letter of Transmittal, properly completed and duly executed, will be accepted provided that an original is delivered to the Depositary within one business day following delivery of the facsimile copy. This Consent and Letter of Transmittal, certificates for the Notes and any other required documents should be sent or delivered by each Noteholder or such person’s broker, dealer, commercial bank or other nominee to the Depositary at its address set forth below.
The Depositary for the Offer and the Solicitation and the Trustee under the Existing Indenture is:
The Bank of New York
By Mail, Hand or Overnight Courier or Registered or Certified Mail:
Corporate Trust Operations
101 Barclay Street, 7 East
New York, N.Y. 10286
Attn: Ms. Diane Amoroso-Reorganization Unit
By Facsimile Transmission (for Eligible Institutions Only):
(212) 298-1915
Confirm by telephone:
(212) 815-6331
      Any questions or request for assistance or additional copies of this Consent and Letter of Transmittal, the Designated Event Notice, the Offer to Purchase and Consent Solicitation and the accompanying Circular or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number and address listed below. You may also contact your broker, dealer, commercial bank or trust company or nominee for assistance concerning this offer.
The Information Agent for the Offer and the Solicitation is:
MacKenzie Partners, Inc.
105 Madison Avenue
New York, New York 10016
Banks and Brokers Call Collect:
(212) 429-5500
All Others Call Toll Free:
(800) 322-2885